UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007
BANCTRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 St. Joseph Street, Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (251) 431-7800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 19, 2007, the Board of Directors of BancTrust Financial Group, Inc. (the "Company") adopted Second Amended and Restated Bylaws of BancTrust Financial Group, Inc. (the "New Bylaws"). The New Bylaws include the following changes:

  Directors may now be given notice by email, in addition to mail, telegram or telephone.
  The Bylaws now expressly state that shares of stock may be issued with or without certificates.

A copy of the Second Amended and Restated Bylaws of BancTrust Financial Group, Inc. is filed as Exhibit 3.2 to this current report on Form 8-K. The description of the changes to the Company's Bylaws contained herein is qualified in its entirety by reference to the New Bylaws.
Item 9.01.	Exhibits.

(c) The following materials are included as Exhibits to this Current Report on Form 8-K:

3.2.	Second Amended and Restated Bylaws of BancTrust Financial Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.
DATE: December 21, 2007	By: /s/F. Michael Johnson
F. Michael Johnson
Chief Financial Officer